UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Michael W. Stockton

New Perspective Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New Perspective Fund®

Annual report
for the year ended
September 30, 2018

Tap into the growth
potential of global
equities.

New Perspective Fund seeks to provide you with long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.75% for Class A shares as of the prospectus dated December 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

34	Board of trustees and other officers

Fellow investors:

Despite rising global tensions and turmoil in non–U.S. markets, New Perspective Fund generated strong returns and surpassed its benchmark for the fiscal year ended September 30, 2018.

The fund returned 13.48% for shareholders who reinvested the dividend of 19 cents a share and a capital gain of $2.18 paid in December 2017. This exceeded the 9.77% increase recorded by the fund’s primary benchmark, the MSCI ACWI (All Country World Index), which measures returns for equity markets in more than 40 developed and emerging markets countries.

New Perspective Fund outpaced its peer group as well, as reflected by the Lipper Global Funds Index, which advanced 7.63% during the fiscal year. The fund trailed the Standard & Poor’s 500 Composite Index, which gained 17.91%. Over longer time frames, New Perspective’s results compare favorably to its benchmark and peer group, as shown in the table below.

Solid gains amid rising trade tensions

World equity markets rallied during the October-to-September period, boosted by strong corporate earnings and solid economic growth in the United States. U.S. stocks, in particular, surged ahead of many other developed and emerging markets amid signs of slowing economic growth in Europe and Asia. Global stocks rose despite heightened trade tensions between the U.S., China and Europe as political leaders threatened and ultimately levied tariffs affecting billions of dollars of imported products.

Markets pulled back in the first quarter of 2018 as investors fretted about rising U.S. interest rates, mounting inflation pressures and escalating trade tensions. However, from April to September a resurgent U.S. economy and double-digit earnings growth drove U.S. stocks to a series of new record highs. European stocks lagged during this period, and many emerging markets suffered sharp declines as higher interest rates, a robust U.S. dollar and political uncertainty in several countries pressured international markets.

Nearly all sectors advance

Most sectors within the MSCI ACWI rose during the 12-month period, led by a 23% increase among information technology stocks. Solid earnings drove share prices higher at a number of tech and consumer-tech giants including

Results at a glance

For periods ended September 30, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/13/73)

New Perspective Fund (Class A shares)	13.48%	10.95%	10.54%	12.32%
MSCI ACWI (All Country World Index)[1,2]	9.77	8.67	8.19	_	[3]
Standard & Poor’s 500 Composite Index[4]	17.91	13.95	11.97	10.60
Lipper Global Funds Index	7.63	8.36	8.03	_	[5]

[1]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[2]	Results reflect dividends net of withholding taxes.
[3]	The MSCI ACWI began operations on December 31, 1987.
[4]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: S&P Dow Jones Indices LLC.
[5]	The Lipper Global Funds Index began operations on December 31, 1983. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.

New Perspective Fund	1

The New Geography of Investing®

New Perspective Fund invests primarily in companies based in developed markets in Europe and the United States. While emerging markets make up a small portion of the fund’s investments (10%) by country of domicile, the importance of these markets becomes clear when looking at the companies in terms of where they generate revenue (31%).

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	56%	55%
■	Canada	2	3
■	Europe	24	20
■	Japan	6	8
■	Asia-Pacific ex. Japan	2	3
■	Emerging markets	10	11
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	40%	41%
■	Canada	2	3
■	Europe	19	17
■	Japan	5	7
■	Asia-Pacific ex. Japan	3	4
■	Emerging markets	31	28
	Total	100%	100%

Source: Capital Group as of 9/30/2018.

Compared with the MSCI ACWI as a percent of net assets. All figures include convertible securities.

Alphabet (Google), Amazon, Apple and Microsoft. Energy stocks also enjoyed significant gains, rising 16% in aggregate as oil prices surged on heightened demand and supply shortages in key oil-producing nations.

Traditionally defensive areas of the market generally lagged cyclical sectors. Telecommunication services stocks declined, losing roughly 3% as fierce competition for wireless customers and rising interest rates weighed on the sector. Utilities and real estate stocks were essentially flat. Moving gradually to tighten monetary policy, the U.S. Federal Reserve raised interest rates four times during the fund’s fiscal year.

Inside the portfolio

Select investments in consumer-discretionary companies produced strong returns for the fund, including Amazon, the largest contributor to results. Shares of the e-commerce giant rose steadily as the company continued to capitalize on the rapid growth of online shopping and success of its cloud-based networking services through its AWS unit. Netflix was also a significant contributor as the video-streaming company generated sizable domestic and international subscriber growth. Elsewhere in the sector, Tesla shares declined sharply after the chief executive officer claimed that funding was in place to take the electric car maker private, triggering a probe by the Securities and Exchange Commission. The matter was resolved at the end of the fund’s fiscal year.

Investments in the financials sector boosted returns relative to the index. Shares of CME Group advanced as the U.S.-based security and commodity exchange firm enjoyed higher trading volume. Shares of Hong Kong–based AIA Group rose sharply amid increasing demand for insurance products in China.

2	New Perspective Fund

In the materials sector, shares of Brazilian mining giant Vale rallied on rising demand for iron ore. Among health care stocks, shares of Intuitive Surgical climbed on growing adoption of the company’s da Vinci robotic surgical system.

Certain investments in the energy sector disappointed for the 12-month period. Shares of oil pipeline operator Enbridge declined on concerns about the company’s debt levels and fallout from adverse regulatory rulings pertaining to a related master limited partnership. In the health care sector, Incyte shares fell after the biotech firm reported a full-year loss for 2017 — its first in three years — due in part to greater research and development costs. Incyte shares also came under pressure as Roche unveiled positive clinical trial results for a competing lung cancer treatment. Elsewhere in the fund, British American Tobacco shares fell as government regulatory efforts sought to reduce nicotine levels in cigarettes.

Looking ahead

The outlook for the global economy remains positive, despite rising tensions between the U.S., Europe and China. The U.S. economy continues to grow, boosted by tax cuts and a sizable uptick in consumer spending. Meanwhile, signs of slowing economic growth in Europe, China and elsewhere are being reflected, at the moment, in the divergence between U.S. and non-U.S. equity markets.

While these macroeconomic issues remain a concern and we monitor them closely, our focus on fundamental research leads us to invest in solid, multinational companies that we believe are well positioned to survive and even thrive in a challenging macro environment. In addition, our long-term investment horizon allows us to take advantage of difficult markets, buying shares of companies that we believe will come out stronger on the other side of inevitable downturns.

We thank you for your commitment to New Perspective Fund, and we look forward to reporting to you again in six months.

Sincerely,

Robert W. Lovelace

President

November 7, 2018

For current information about the fund, visit americanfunds.com.

Largest equity holdings

Equity	Percent of net assets
Amazon	5.1%
TSMC	2.3
Alphabet	2.2
Facebook	2.1
Microsoft	2.1
Broadcom	1.6
ASML	1.6
Mastercard	1.5
JPMorgan Chase	1.5
Netflix	1.5

Where the fund’s assets are invested

(percent invested by country of domicile)

	September 30
	2018	2017

The Americas	55.6%	51.8%
United States	52.3	48.7
Canada	1.6	1.6
Brazil	1.2	.9
Mexico	.5	.6

Europe	22.4	24.9
Eurozone*	12.2	14.8
United Kingdom	5.0	5.2
Switzerland	2.1	2.5
Denmark	1.5	1.4
Sweden	1.0	.6
Norway	.5	.4
Russian Federation	.1	—

Asia/Pacific Basin	14.1	14.8
Japan	5.6	6.1
Taiwan	2.8	2.7
Hong Kong	1.9	1.6
South Korea	1.3	1.9
India	1.1	1.3
China	.9	.7
Australia	.3	.3
Singapore	.1	.2
New Zealand	.1	—

Other	1.7	2.3

Short-term securities & other assets less liabilities	6.2	6.2

Total	100.0%	100.0%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Greece, Germany, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

New Perspective Fund	3

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,0001. Thus, the net amount invested was $9,4252. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2018)*

	1 year	5 years	10 years
Class A shares	6.95%	9.64%	9.89%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$3,000,000
1,000,000
100,000
10,000
5,000

Year ended September 30	1973[6]	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990
Total value (dollars in thousands)																		
Dividends reinvested	–	$ .3	.4	.3	.3	.3	.4	.5	.9	1.7	1.8	1.2	1.2	1.2	1.4	1.8	2.6	2.6
Value at year-end	$9.9	7.4	10.8	12.7	13.0	17.3	20.1	24.8	25.3	27.1	39.1	39.5	45.5	63.2	94.7	81.2	103.9	98.8
NPF total return	(0.7)	(25.5)	45.5	18.1	2.6	32.9	15.9	23.7	1.8	7.3	44.0	1.0	15.4	38.8	49.7	(14.2)	28.0	(4.9)

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $202,091 and reinvested capital gain distributions of $708,281.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[5]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[6]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

4	New Perspective Fund

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. As the chart below shows, over its lifetime, New Perspective Fund has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

New Perspective Fund	5

Summary investment portfolio September 30, 2018

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	52.34%
Eurozone*	12.21
Japan	5.59
United Kingdom	4.96
Taiwan	2.78
Switzerland	2.10
Hong Kong	1.88
South Africa	1.63
Canada	1.58
Other countries	8.71
Short-term securities & other assets less liabilities	6.22

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 93.72%	Shares	Value (000)
Information technology 25.68%
Taiwan Semiconductor Manufacturing Co., Ltd.	218,268,941	$1,876,514
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	130,475
Alphabet Inc., Class C1	926,723	1,106,016
Alphabet Inc., Class A1	622,800	751,769
Facebook, Inc., Class A1	10,885,300	1,790,196
Microsoft Corp.	15,533,800	1,776,601
Broadcom Inc.	5,569,500	1,374,163
ASML Holding NV	4,650,359	868,747
ASML Holding NV (New York registered)	2,478,070	465,927
Mastercard Inc., Class A	5,939,900	1,322,281
Visa Inc., Class A	7,923,000	1,189,163
Samsung Electronics Co., Ltd.	21,513,621	900,886
Samsung Electronics Co., Ltd., nonvoting preferred	596,200	20,344
GoDaddy Inc., Class A1,2	9,948,440	829,600
Nintendo Co., Ltd.	1,888,600	689,151
ServiceNow, Inc.[1]	2,921,675	571,567
Murata Manufacturing Co., Ltd.	3,539,100	544,010
Other securities		5,892,307
		22,099,717

Consumer discretionary 18.23%
Amazon.com, Inc.[1]	2,181,132	4,368,807
Netflix, Inc.[1]	3,341,000	1,249,968
Naspers Ltd., Class N	5,732,042	1,236,958
NIKE, Inc., Class B	10,028,300	849,598
Tesla, Inc.[1,3]	2,618,000	801,108
Booking Holdings Inc.[1]	373,080	740,191
LVMH Moët Hennessy-Louis Vuitton SE	1,760,422	622,584
adidas AG	2,225,170	544,867
Hilton Worldwide Holdings Inc.	5,986,101	483,557
Other securities		4,791,284
		15,688,922

Financials 10.39%
JPMorgan Chase & Co.	11,541,200	1,302,309
CME Group Inc., Class A	6,426,400	1,093,838
AIA Group Ltd.	114,189,000	1,019,603
London Stock Exchange Group PLC	10,942,400	654,070
Chubb Ltd.	4,220,800	564,068
Prudential PLC	22,441,922	514,668
Moody’s Corp.	2,989,700	499,878
Other securities		3,292,797
		8,941,231

6	New Perspective Fund

	Shares	Value (000)
Health care 9.68%
Intuitive Surgical, Inc.[1]	1,706,500	$979,531
Boston Scientific Corp.[1]	22,672,200	872,880
Thermo Fisher Scientific Inc.	2,657,974	648,758
Regeneron Pharmaceuticals, Inc.[1]	1,318,000	532,525
Zoetis Inc., Class A	5,325,000	487,557
Other securities		4,807,137
		8,328,388

Consumer staples 8.17%
Nestlé SA	10,277,488	856,841
Pernod Ricard SA	4,297,502	705,033
Costco Wholesale Corp.	2,288,500	537,523
British American Tobacco PLC	11,049,370	516,231
Other securities		4,416,613
		7,032,241

Industrials 7.79%
Airbus SE, non-registered shares	7,590,039	953,327
Ryanair Holdings PLC (ADR)[1]	5,248,261	504,043
Other securities		5,249,029
		6,706,399

Materials 5.88%
Vale SA, ordinary nominative (ADR)	57,805,119	857,828
Vale SA, ordinary nominative	10,731,155	158,953
Asahi Kasei Corp.	38,649,973	586,111
Praxair, Inc.	3,313,100	532,515
DowDuPont Inc.	7,888,005	507,278
Other securities		2,420,343
		5,063,028

Energy 4.20%
Enbridge Inc. (CAD denominated)	14,630,552	472,111
Reliance Industries Ltd.	30,420,000	527,891
Royal Dutch Shell PLC, Class B	14,034,700	491,894
Other securities		2,123,671
		3,615,567

Telecommunication services 1.27%
SoftBank Group Corp.	6,231,834	629,107
Other securities		461,331
		1,090,438

Other 1.63%
Other securities		1,406,053

Miscellaneous 0.80%
Other common stocks in initial period of acquisition		691,902

Total common stocks (cost: $47,753,140,000)		80,663,886

	Principal amount
Convertible bonds 0.05%	(000)
Energy 0.05%
Other securities		39,423

Total convertible bonds (cost: $72,218,000)		39,423

Bonds, notes & other debt instruments 0.01%
U.S. Treasury bonds & notes 0.01%
U.S. Treasury 0.01%
Other securities		9,950

Total bonds, notes & other debt instruments (cost: $9,954,000)		9,950

New Perspective Fund	7

Short-term securities 5.93%	Principal amount (000)	Value (000)
Federal Home Loan Bank 1.91%–2.05% due 10/2/2018–11/21/2018	$647,500	$646,774
U.S. Treasury Bills 1.94%–2.20% due 10/11/2018–1/24/2019	606,300	604,064
Other securities		3,857,444

Total short-term securities (cost: $5,109,292,000)		5,108,282
Total investment securities 99.71% (cost: $52,944,604,000)		85,821,541
Other assets less liabilities 0.29%		248,968

Net assets 100.00%		$86,070,509

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $2,570,404,000, which represented 2.99% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2018 (000)
Common stocks 1.38%
Information technology 0.96%
GoDaddy Inc., Class A1	2,708,500	7,239,940	—	9,948,440	$—	$366,930	$—	$829,600
Health care 0.25%
Ultragenyx Pharmaceutical Inc.[1]	2,122,900	645,388	—	2,768,288	—	65,214	—	211,331
Industrials 0.17%
Aggreko PLC	9,955,677	2,952,700	—	12,908,377	—	(15,152)	4,787	146,746
Total 1.38%					$—	$416,992	$4,787	$1,187,677

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $966,584,000, which represented 1.12% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See Notes to Financial Statements

8	New Perspective Fund

Financial statements

Statement of assets and liabilities at September 30, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $52,139,886)	$84,633,864
Affiliated issuers (cost: $804,718)	1,187,677	$85,821,541
Cash		102,999
Cash denominated in currencies other than U.S. dollars (cost: $12,237)		12,217
Receivables for:
Sales of investments	77,050
Sales of fund’s shares	96,195
Dividends and interest	95,852
Other	5,655	274,752
		86,211,509
Liabilities:
Payables for:
Purchases of investments	15,031
Repurchases of fund’s shares	60,792
Investment advisory services	26,247
Services provided by related parties	16,883
Trustees’ deferred compensation	5,216
Non-U.S. taxes	15,502
Other	1,329	141,000
Net assets at September 30, 2018		$86,070,509

Net assets consist of:
Capital paid in on shares of beneficial interest		$48,361,469
Total distributable earnings		37,709,040
Net assets at September 30, 2018		$86,070,509

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,839,916 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$43,957,783	937,452		$46.89
Class C	1,576,412	35,191		44.80
Class T	12	—	*	46.91
Class F-1	1,795,169	38,550		46.57
Class F-2	8,560,229	182,877		46.81
Class F-3	4,259,672	90,668		46.98
Class 529-A	2,226,726	48,079		46.31
Class 529-C	285,693	6,397		44.66
Class 529-E	89,282	1,950		45.79
Class 529-T	13	—	*	46.89
Class 529-F-1	118,888	2,569		46.28
Class R-1	88,016	1,982		44.41
Class R-2	569,716	12,703		44.85
Class R-2E	60,458	1,314		46.02
Class R-3	1,727,608	37,781		45.73
Class R-4	2,149,254	46,492		46.23
Class R-5E	35,943	770		46.69
Class R-5	1,797,463	38,308		46.92
Class R-6	16,772,172	356,833		47.00

*	Amount less than one thousand.

See Notes to Financial Statements

New Perspective Fund	9

Statement of operations for the year ended September 30, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $87,243; also includes $4,787 from affiliates)	$1,197,592
Interest	82,420	$1,280,012
Fees and expenses*:
Investment advisory services	302,635
Distribution services	152,509
Transfer agent services	60,451
Administrative services	23,221
Reports to shareholders	2,123
Registration statement and prospectus	1,746
Trustees’ compensation	1,176
Auditing and legal	244
Custodian	6,406
State and local taxes	1
Other	1,947	552,459
Net investment income		727,553

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,311,969
Forward currency contracts	6,962
Currency transactions	(1,300)	4,317,631
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $11,575):
Unaffiliated issuers	4,683,813
Affiliated issuers	416,992
Forward currency contracts	(7,484)
Currency translations	3,839	5,097,160
Net realized gain and unrealized appreciation		9,414,791
Net increase in net assets resulting from operations		$10,142,344

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30
	2018	2017
Operations:
Net investment income	$727,553	$664,112
Net realized gain	4,317,631	4,134,699
Net unrealized appreciation	5,097,160	7,780,623
Net increase in net assets resulting from operations	10,142,344	12,579,434
Distributions paid to shareholders	(4,061,443)	(2,241,469	)*
Net capital share transactions	6,784,839	1,805,467
Total increase in net assets	12,865,740	12,143,432
Net assets:
Beginning of year	73,204,769	61,061,337
End of year	$86,070,509	$73,204,769

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $491,976 from dividends from net investment income and $1,749,493 from net realized gains on investments.

See Notes to Financial Statements

10	New Perspective Fund

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

New Perspective Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

12	New Perspective Fund

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$22,099,717	$—	$—	$22,099,717
Consumer discretionary	14,887,814	801,108	—	15,688,922
Financials	8,941,231	—	—	8,941,231
Health care	8,328,388	—	—	8,328,388
Consumer staples	6,866,765	165,476	—	7,032,241
Industrials	6,706,399	—	—	6,706,399
Materials	5,063,028	—	—	5,063,028
Energy	3,615,567	—	—	3,615,567
Telecommunication services	1,090,438	—	—	1,090,438
Other	1,406,053	—	—	1,406,053
Miscellaneous	691,902	—	—	691,902
Convertible bonds	—	39,423	—	39,423
Bonds, notes & other debt instruments	—	9,950	—	9,950
Short-term securities	—	5,108,282	—	5,108,282
Total	$79,697,302	$6,124,239	$—	$85,821,541

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4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of September 30, 2018, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $39,751,000.

14	New Perspective Fund

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2018 (dollars in thousands):

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$6,962	Net unrealized depreciation on forward currency contracts	$(7,484)

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2018, the fund reclassified $227,402,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$850,365
Undistributed long-term capital gains	4,037,028
Gross unrealized appreciation on investments	34,344,902
Gross unrealized depreciation on investments	(1,510,047)
Net unrealized appreciation on investments	32,834,855
Cost of investments	52,986,686

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Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended September 30, 2018				Year ended September 30, 2017
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid
Class A	$177,672		$1,996,803	$2,174,475	$278,040		$1,031,032		$1,309,072
Class B1					—		590		590
Class C	—		74,490	74,490	—		39,750		39,750
Class T2	—	[3]	1	1	—		—		—
Class F-1	6,616		87,086	93,702	10,957		43,834		54,791
Class F-2	38,660		298,171	336,831	47,625		134,071		181,696
Class F-3[4]	21,277		140,107	161,384	—		—		—
Class 529-A	8,187		100,688	108,875	11,452		46,636		58,088
Class 529-B1					—		97		97
Class 529-C	—		14,761	14,761	—	[3]	10,341		10,341
Class 529-E	133		4,232	4,365	356		2,142		2,498
Class 529-T2	—	[3]	1	1	—		—		—
Class 529-F-1	602		4,972	5,574	726		2,261		2,987
Class R-1	—		4,381	4,381	—		2,552		2,552
Class R-2	—		28,238	28,238	55		15,442		15,497
Class R-2E	84		3,011	3,095	225		867		1,092
Class R-3	1,935		86,764	88,699	7,211		46,021		53,232
Class R-4	8,487		103,904	112,391	13,614		52,193		65,807
Class R-5E	22		154	176	—	[3]	—	[3]	—	[3]
Class R-5	11,737		84,414	96,151	15,272		42,198		57,470
Class R-6	97,732		656,121	753,853	106,443		279,466		385,909
Total	$373,144		$3,688,299	$4,061,443	$491,976		$1,749,493		$2,241,469

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of average daily net assets and decreasing to 0.355% on such assets in excess of $71 billion. For the year ended September 30, 2018, the investment advisory services fee was $302,635,000, which was equivalent to an annualized rate of 0.376% of average daily net assets.

16	New Perspective Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

New Perspective Fund	17

For the year ended September 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$104,575	$39,252		$4,268		Not applicable
Class C	15,294	1,405		767		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,579	2,281		917		Not applicable
Class F-2	Not applicable	7,086		3,523		Not applicable
Class F-3	Not applicable	275		1,731		Not applicable
Class 529-A	4,862	1,730		1,065		$1,408
Class 529-C	3,116	274		158		209
Class 529-E	439	43		44		59
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	88		54		72
Class R-1	877	92		44		Not applicable
Class R-2	4,229	1,987		283		Not applicable
Class R-2E	368	125		31		Not applicable
Class R-3	8,805	2,677		881		Not applicable
Class R-4	5,365	2,165		1,074		Not applicable
Class R-5E	Not applicable	17		7		Not applicable
Class R-5	Not applicable	873		883		Not applicable
Class R-6	Not applicable	81		7,491		Not applicable
Total class-specific expenses	$152,509	$60,451		$23,221		$1,748

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,176,000 in the fund’s statement of operations reflects $538,000 in current fees (either paid in cash or deferred) and a net increase of $638,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2018.

18	New Perspective Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2018

Class A	$2,946,453	65,178		$2,120,844		49,253		$(4,868,378)	(107,842)	$198,919	6,589
Class C	316,254	7,299		73,739		1,781		(369,215)	(8,522)	20,778	558
Class T	—	—		—		—		—	—	—	—
Class F-1	532,272	11,869		92,165		2,154		(682,251)	(15,163)	(57,814)	(1,140)
Class F-2	3,479,748	76,949		318,977		7,432		(1,380,512)	(30,601)	2,418,213	53,780
Class F-3	1,842,021	40,740		157,915		3,668		(477,678)	(10,544)	1,522,258	33,864
Class 529-A	347,294	7,770		108,848		2,558		(279,015)	(6,227)	177,127	4,101
Class 529-C	37,802	876		14,754		357		(183,840)	(4,244)	(131,284)	(3,011)
Class 529-E	9,554	217		4,362		103		(14,744)	(332)	(828)	(12)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	27,373	613		5,573		132		(19,215)	(431)	13,731	314
Class R-1	12,372	288		4,361		106		(20,331)	(474)	(3,598)	(80)
Class R-2	121,407	2,798		28,224		681		(175,351)	(4,070)	(25,720)	(591)
Class R-2E	26,151	592		3,095		73		(26,148)	(588)	3,098	77
Class R-3	337,785	7,666		88,652		2,105		(578,748)	(13,140)	(152,311)	(3,369)
Class R-4	396,042	8,905		112,371		2,646		(609,528)	(13,750)	(101,115)	(2,199)
Class R-5E	34,380	770		175		4		(1,827)	(40)	32,728	734
Class R-5	321,028	7,115		96,050		2,234		(441,881)	(9,863)	(24,803)	(514)
Class R-6	3,431,165	76,090		752,348		17,472		(1,288,054)	(28,391)	2,895,459	65,171
Total net increase (decrease)	$14,219,101	315,735		$3,982,454		92,759		$(11,416,716)	(254,222)	$6,784,839	154,272

Year ended September 30, 2017

Class A	$2,355,666	59,969		$1,274,829		35,971		$(5,877,560)	(151,271)	$(2,247,065)	(55,331)
Class B3	92	2		586		17		(36,559)	(996)	(35,881)	(977)
Class C	230,637	6,049		39,182		1,144		(418,637)	(11,179)	(148,818)	(3,986)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	434,091	11,097		53,767		1,526		(565,016)	(14,522)	(77,158)	(1,899)
Class F-2	3,332,324	85,710		171,816		4,862		(2,839,409)	(71,956)	664,731	18,616
Class F-3[5]	2,441,223	60,174		—		—		(143,519)	(3,370)	2,297,704	56,804
Class 529-A	162,998	4,228		58,084		1,657		(217,903)	(5,622)	3,179	263
Class 529-B3	15	—	[2]	97		3		(6,177)	(171)	(6,065)	(168)
Class 529-C	35,324	939		10,339		302		(60,409)	(1,604)	(14,746)	(363)
Class 529-E	6,590	172		2,498		72		(11,878)	(309)	(2,790)	(65)
Class 529-T4	10	—	[2]	—		—		—	—	10	— [2]
Class 529-F-1	19,686	511		2,983		85		(15,599)	(405)	7,070	191
Class R-1	11,306	299		2,550		75		(29,933)	(811)	(16,077)	(437)
Class R-2	117,413	3,118		15,486		451		(191,995)	(5,140)	(59,096)	(1,571)
Class R-2E	28,106	734		1,093		31		(8,028)	(209)	21,171	556
Class R-3	358,384	9,319		53,195		1,533		(512,315)	(13,453)	(100,736)	(2,601)
Class R-4	433,498	11,203		65,805		1,881		(517,006)	(13,505)	(17,703)	(421)
Class R-5E	1,435	39		—	[2]	—	[2]	(125)	(3)	1,310	36
Class R-5	351,867	8,909		57,411		1,621		(437,651)	(11,095)	(28,373)	(565)
Class R-6	2,865,261	72,653		385,071		10,866		(1,685,542)	(42,425)	1,564,790	41,094
Total net increase (decrease)	$13,185,936	335,125		$2,194,792		62,097		$(13,575,261)	(348,046)	$1,805,467	49,176

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

New Perspective Fund	19

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,172,383,000 and $17,532,011,000, respectively, during the year ended September 30, 2018.

20	New Perspective Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class A:
9/30/2018	$43.54	$.38	$5.34	$5.72	$(.19)	$(2.18)	$(2.37)	$46.89	13.48%		$43,958		.74%		.74%		.85%
9/30/2017	37.41	.39	7.11	7.50	(.29)	(1.08)	(1.37)	43.54	20.87		40,527		.75		.75		.98
9/30/2016	35.80	.34	3.48	3.82	(.26)	(1.95)	(2.21)	37.41	10.91		36,897		.77		.77		.94
9/30/2015	38.12	.32	(.12)	.20	(.23)	(2.29)	(2.52)	35.80	.34		35,187		.75		.75		.84
9/30/2014	36.52	.37	3.28	3.65	(.30)	(1.75)	(2.05)	38.12	10.13		36,424		.76		.76		.98
Class C:
9/30/2018	41.82	.02	5.14	5.16	—	(2.18)	(2.18)	44.80	12.62		1,576		1.53		1.53		.06
9/30/2017	35.98	.07	6.85	6.92	—	(1.08)	(1.08)	41.82	19.88		1,448		1.55		1.55		.18
9/30/2016	34.53	.05	3.35	3.40	—	(1.95)	(1.95)	35.98	10.03		1,390		1.57		1.57		.14
9/30/2015	36.91	.01	(.10)	(.09)	—	(2.29)	(2.29)	34.53	(.45)		1,331		1.55		1.55		.04
9/30/2014	35.43	.07	3.18	3.25	(.02)	(1.75)	(1.77)	36.91	9.28		1,377		1.55		1.55		.18
Class T:
9/30/2018	43.57	.47	5.34	5.81	(.29)	(2.18)	(2.47)	46.91	13.71	[5]	—	[6]	.53	[5]	.53	[5]	1.04	[5]
9/30/2017[7,8]	38.61	.27	4.69	4.96	—	—	—	43.57	12.85	[5,9]	—	[6]	.27	[5,9]	.27	[5,9]	.64	[5,9]
Class F-1:
9/30/2018	43.26	.36	5.30	5.66	(.17)	(2.18)	(2.35)	46.57	13.40		1,795		.81		.81		.79
9/30/2017	37.19	.35	7.07	7.42	(.27)	(1.08)	(1.35)	43.26	20.76		1,717		.83		.83		.91
9/30/2016	35.60	.32	3.47	3.79	(.25)	(1.95)	(2.20)	37.19	10.83		1,546		.84		.84		.88
9/30/2015	37.91	.30	(.12)	.18	(.20)	(2.29)	(2.49)	35.60	.31		1,326		.81		.81		.79
9/30/2014	36.34	.35	3.25	3.60	(.28)	(1.75)	(2.03)	37.91	10.04		1,203		.82		.82		.94
Class F-2:
9/30/2018	43.47	.47	5.33	5.80	(.28)	(2.18)	(2.46)	46.81	13.71		8,560		.54		.54		1.05
9/30/2017	37.38	.47	7.08	7.55	(.38)	(1.08)	(1.46)	43.47	21.09		5,611		.55		.55		1.19
9/30/2016	35.77	.42	3.49	3.91	(.35)	(1.95)	(2.30)	37.38	11.13		4,130		.55		.55		1.18
9/30/2015	38.11	.40	(.13)	.27	(.32)	(2.29)	(2.61)	35.77	.57		2,644		.55		.55		1.06
9/30/2014	36.52	.46	3.28	3.74	(.40)	(1.75)	(2.15)	38.11	10.38		2,166		.54		.54		1.21
Class F-3:
9/30/2018	43.63	.52	5.34	5.86	(.33)	(2.18)	(2.51)	46.98	13.81		4,260		.45		.45		1.16
9/30/2017[7,10]	37.16	.36	6.11	6.47	—	—	—	43.63	17.41	[9]	2,478		.45	[11]	.45	[11]	1.27	[11]
Class 529-A:
9/30/2018	43.05	.35	5.27	5.62	(.18)	(2.18)	(2.36)	46.31	13.41		2,227		.82		.82		.78
9/30/2017	37.01	.35	7.03	7.38	(.26)	(1.08)	(1.34)	43.05	20.76		1,893		.82		.82		.91
9/30/2016	35.43	.30	3.46	3.76	(.23)	(1.95)	(2.18)	37.01	10.80		1,618		.86		.86		.86
9/30/2015	37.75	.28	(.11)	.17	(.20)	(2.29)	(2.49)	35.43	.30		1,503		.84		.84		.75
9/30/2014	36.20	.34	3.23	3.57	(.27)	(1.75)	(2.02)	37.75	10.01		1,516		.85		.85		.90

See end of table for footnotes.

New Perspective Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class 529-C:
9/30/2018	$41.72	$(.01)	$5.13	$5.12	$—	$(2.18)	$(2.18)	$44.66	12.54%	$286		1.58%		1.58%		(.03)%
9/30/2017	35.92	.05	6.83	6.88	—	(1.08)	(1.08)	41.72	19.80	393		1.60		1.60		.13
9/30/2016	34.49	.03	3.35	3.38	—	(1.95)	(1.95)	35.92	9.95	351		1.63		1.63		.08
9/30/2015	36.89	(.01)	(.10)	(.11)	—	(2.29)	(2.29)	34.49	(.48)	331		1.62		1.62		(.03)
9/30/2014	35.43	.04	3.18	3.22	(.01)	(1.75)	(1.76)	36.89	9.18	341		1.63		1.63		.11
Class 529-E:
9/30/2018	42.58	.24	5.22	5.46	(.07)	(2.18)	(2.25)	45.79	13.15	89		1.05		1.05		.55
9/30/2017	36.62	.26	6.96	7.22	(.18)	(1.08)	(1.26)	42.58	20.47	84		1.06		1.06		.67
9/30/2016	35.07	.22	3.42	3.64	(.14)	(1.95)	(2.09)	36.62	10.54	74		1.09		1.09		.62
9/30/2015	37.39	.19	(.11)	.08	(.11)	(2.29)	(2.40)	35.07	.04	71		1.09		1.09		.51
9/30/2014	35.87	.24	3.22	3.46	(.19)	(1.75)	(1.94)	37.39	9.75	73		1.09		1.09		.65
Class 529-T:
9/30/2018	43.56	.45	5.34	5.79	(.28)	(2.18)	(2.46)	46.89	13.65 [5]	—	[6]	.59	[5]	.59	[5]	.99	[5]
9/30/2017[7,8]	38.61	.26	4.69	4.95	—	—	—	43.56	12.82 [5,9]	—	[6]	.29	[5,9]	.29	[5,9]	.62	[5,9]
Class 529-F-1:
9/30/2018	43.00	.45	5.27	5.72	(.26)	(2.18)	(2.44)	46.28	13.67	119		.59		.59		1.00
9/30/2017	36.98	.44	7.01	7.45	(.35)	(1.08)	(1.43)	43.00	21.02	97		.61		.61		1.13
9/30/2016	35.41	.39	3.44	3.83	(.31)	(1.95)	(2.26)	36.98	11.07	76		.63		.63		1.09
9/30/2015	37.74	.37	(.12)	.25	(.29)	(2.29)	(2.58)	35.41	.47	62		.63		.63		.97
9/30/2014	36.18	.42	3.24	3.66	(.35)	(1.75)	(2.10)	37.74	10.27	60		.63		.63		1.12
Class R-1:
9/30/2018	41.49	.02	5.08	5.10	—	(2.18)	(2.18)	44.41	12.59	88		1.54		1.54		.04
9/30/2017	35.70	.07	6.80	6.87	—	(1.08)	(1.08)	41.49	19.89	85		1.54		1.54		.18
9/30/2016	34.27	.05	3.33	3.38	—	(1.95)	(1.95)	35.70	10.01	89		1.56		1.56		.14
9/30/2015	36.65	.02	(.11)	(.09)	—	(2.29)	(2.29)	34.27	(.43)	98		1.54		1.54		.05
9/30/2014	35.21	.07	3.17	3.24	(.05)	(1.75)	(1.80)	36.65	9.28	102		1.55		1.55		.20
Class R-2:
9/30/2018	41.87	.02	5.14	5.16	—	(2.18)	(2.18)	44.85	12.60	570		1.54		1.54		.05
9/30/2017	36.03	.07	6.85	6.92	— [12]	(1.08)	(1.08)	41.87	19.87	557		1.55		1.55		.18
9/30/2016	34.56	.05	3.37	3.42	—	(1.95)	(1.95)	36.03	10.05	536		1.55		1.55		.16
9/30/2015	36.93	.03	(.11)	(.08)	—	(2.29)	(2.29)	34.56	(.40)	544		1.51		1.51		.08
9/30/2014	35.46	.07	3.19	3.26	(.04)	(1.75)	(1.79)	36.93	9.28	595		1.54		1.54		.20
Class R-2E:
9/30/2018	42.85	.15	5.26	5.41	(.06)	(2.18)	(2.24)	46.02	12.92	60		1.24		1.24		.33
9/30/2017	37.01	.20	7.00	7.20	(.28)	(1.08)	(1.36)	42.85	20.26	53		1.24		1.24		.51
9/30/2016	35.67	.19	3.47	3.66	(.37)	(1.95)	(2.32)	37.01	10.46	25		1.24		1.24		.52
9/30/2015	38.12	.68	(.50)	.18	(.34)	(2.29)	(2.63)	35.67	.29 [5]	—	[6]	.95	[5]	.95	[5]	1.79	[5]
9/30/2014[7,13]	39.03	.03	(.94)	(.91)	—	—	—	38.12	(2.33)[5,9]	—	[6]	.05	[5,9]	.05	[5,9]	.08	[5,9]

22	New Perspective Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class R-3:
9/30/2018	$42.52	$.22	$5.22	$5.44	$(.05)	$(2.18)	$(2.23)	$45.73	13.09%		$1,728		1.09%		1.09%		.49%
9/30/2017	36.57	.25	6.95	7.20	(.17)	(1.08)	(1.25)	42.52	20.44		1,750		1.09		1.09		.64
9/30/2016	35.03	.21	3.41	3.62	(.13)	(1.95)	(2.08)	36.57	10.52		1,600		1.11		1.11		.60
9/30/2015	37.34	.19	(.11)	.08	(.10)	(2.29)	(2.39)	35.03	.04		1,573		1.09		1.09		.50
9/30/2014	35.83	.24	3.21	3.45	(.19)	(1.75)	(1.94)	37.34	9.75		1,670		1.10		1.10		.64
Class R-4:
9/30/2018	42.96	.35	5.28	5.63	(.18)	(2.18)	(2.36)	46.23	13.44		2,149		.79		.79		.80
9/30/2017	36.94	.37	7.01	7.38	(.28)	(1.08)	(1.36)	42.96	20.80		2,092		.79		.79		.95
9/30/2016	35.37	.32	3.44	3.76	(.24)	(1.95)	(2.19)	36.94	10.84		1,814		.81		.81		.90
9/30/2015	37.69	.30	(.11)	.19	(.22)	(2.29)	(2.51)	35.37	.34		1,741		.79		.79		.80
9/30/2014	36.14	.36	3.24	3.60	(.30)	(1.75)	(2.05)	37.69	10.09		1,851		.80		.80		.95
Class R-5E:
9/30/2018	43.40	.31	5.47	5.78	(.31)	(2.18)	(2.49)	46.69	13.68		36		.57		.57		.68
9/30/2017	37.30	.47	7.04	7.51	(.33)	(1.08)	(1.41)	43.40	20.98		2		.59		.59		1.17
9/30/2016[7,14]	39.06	.35	.23	.58	(.39)	(1.95)	(2.34)	37.30	1.68	[9]	—	[6]	.70	[11]	.69	[11]	1.14	[11]
Class R-5:
9/30/2018	43.56	.50	5.34	5.84	(.30)	(2.18)	(2.48)	46.92	13.79		1,798		.49		.49		1.10
9/30/2017	37.44	.49	7.10	7.59	(.39)	(1.08)	(1.47)	43.56	21.16		1,691		.49		.49		1.24
9/30/2016	35.82	.44	3.49	3.93	(.36)	(1.95)	(2.31)	37.44	11.19		1,475		.50		.50		1.21
9/30/2015	38.15	.41	(.11)	.30	(.34)	(2.29)	(2.63)	35.82	.64		1,435		.49		.49		1.09
9/30/2014	36.55	.48	3.27	3.75	(.40)	(1.75)	(2.15)	38.15	10.41		1,386		.49		.49		1.26
Class R-6:
9/30/2018	43.64	.52	5.34	5.86	(.32)	(2.18)	(2.50)	47.00	13.82		16,772		.44		.44		1.15
9/30/2017	37.51	.51	7.11	7.62	(.41)	(1.08)	(1.49)	43.64	21.22		12,727		.45		.45		1.29
9/30/2016	35.88	.45	3.51	3.96	(.38)	(1.95)	(2.33)	37.51	11.26		9,398		.45		.45		1.25
9/30/2015	38.21	.44	(.13)	.31	(.35)	(2.29)	(2.64)	35.88	.68		8,200		.45		.45		1.15
9/30/2014	36.60	.49	3.29	3.78	(.42)	(1.75)	(2.17)	38.21	10.48		7,317		.45		.45		1.30

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	23%	28%	22%[15]	27%	25%

[1]	Based on average shares outstanding.
[2]	For the year ended September 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .11 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Amount less than $.01.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Includes the value of securities sold due to a redemption of shares in-kind. The rate would have been 21% without the redemption of shares in-kind.

See Notes to Financial Statements

New Perspective Fund	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of New Perspective Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New Perspective Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights of the Fund for each of the two years in the period ended September 30, 2015 were audited by other auditors whose report, dated November 9, 2015, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

November 7, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

24	New Perspective Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2018, through September 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New Perspective Fund	25

	Beginning account value 4/1/2018	Ending account value 9/30/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,062.39	$3.83	.74%
Class A – assumed 5% return	1,000.00	1,021.36	3.75	.74
Class C – actual return	1,000.00	1,058.41	7.84	1.52
Class C – assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class T – actual return	1,000.00	1,063.54	2.74	.53
Class T – assumed 5% return	1,000.00	1,022.41	2.69	.53
Class F-1 – actual return	1,000.00	1,062.10	4.19	.81
Class F-1 – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 – actual return	1,000.00	1,063.47	2.79	.54
Class F-2 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class F-3 – actual return	1,000.00	1,063.96	2.33	.45
Class F-3 – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-A – actual return	1,000.00	1,062.22	4.24	.82
Class 529-A – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class 529-C – actual return	1,000.00	1,057.87	8.10	1.57
Class 529-C – assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class 529-E – actual return	1,000.00	1,060.99	5.42	1.05
Class 529-E – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class 529-T – actual return	1,000.00	1,063.37	3.05	.59
Class 529-T – assumed 5% return	1,000.00	1,022.11	2.99	.59
Class 529-F-1 – actual return	1,000.00	1,063.24	3.00	.58
Class 529-F-1 – assumed 5% return	1,000.00	1,022.16	2.94	.58
Class R-1 – actual return	1,000.00	1,058.21	7.95	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 – actual return	1,000.00	1,058.34	7.89	1.53
Class R-2 – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-2E – actual return	1,000.00	1,059.70	6.40	1.24
Class R-2E – assumed 5% return	1,000.00	1,018.85	6.28	1.24
Class R-3 – actual return	1,000.00	1,060.59	5.63	1.09
Class R-3 – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 – actual return	1,000.00	1,062.37	4.08	.79
Class R-4 – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5E – actual return	1,000.00	1,063.40	2.95	.57
Class R-5E – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class R-5 – actual return	1,000.00	1,063.77	2.48	.48
Class R-5 – assumed 5% return	1,000.00	1,022.66	2.43	.48
Class R-6 – actual return	1,000.00	1,063.90	2.28	.44
Class R-6 – assumed 5% return	1,000.00	1,022.86	2.23	.44

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	New Perspective Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2018:

Long-term capital gains	$3,915,589,000
Qualified dividend income	100%
Corporate dividends received deduction	$262,434,000
U.S. government income that may be exempt from state taxation	$14,974,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

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New Perspective Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation	3	None
Vanessa C. L. Chang, 1952	2000	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
Martin E. Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Deutsche Lufthansa AG
William I. Miller, 1956	1992	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2005	Publisher and Editor, Technology Review; President, TechRev.srl	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti; former Vice Chair, World Economic Forum	3	None

William H. Kling retired from the fund on December 31, 2017. The trustees thank Mr. Kling for his wise counsel, outstanding service and dedication to the fund.

We are deeply saddened by the loss of Nicholas J. Donatiello Jr. who passed away on June 27, 2018. Mr. Donatiello served as an independent trustee on the boards of several American Funds since 2008. His wise counsel and friendship will be missed.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joanna F. Jonsson, 1963 Co-President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]	1	None
Robert W. Lovelace, 1962 Co-President	2001	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company;[7] Vice Chairman of the Board, The Capital Group Companies, Inc.;[7] Director, Capital Group Private Markets, Inc.[7]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	New Perspective Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Noriko H. Chen, 1967 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Brady L. Enright, 1967 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Jonathan Knowles, PhD, 1961 Vice President	1998	Partner — Capital World Investors, Capital International, Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New Perspective Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	New Perspective Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2018, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright© 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	NPF

Registrant:
a) Audit Fees:
2017	$92,000
2018	$102,000

b) Audit-Related Fees:
2017	$14,000
2018	$21,000

c) Tax Fees:
2017	$14,000
2018	$16,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,161,000
2018	$1,230,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,381,000 for fiscal year 2017 and $1,270,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio
September 30, 2018
Common stocks 93.72% Information technology 25.68%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	218,268,941	$1,876,514
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	130,475
Alphabet Inc., Class C1	926,723	1,106,016
Alphabet Inc., Class A1	622,800	751,769
Facebook, Inc., Class A1	10,885,300	1,790,196
Microsoft Corp.	15,533,800	1,776,601
Broadcom Inc.	5,569,500	1,374,163
ASML Holding NV	4,650,359	868,747
ASML Holding NV (New York registered)	2,478,070	465,927
Mastercard Inc., Class A	5,939,900	1,322,281
Visa Inc., Class A	7,923,000	1,189,163
Samsung Electronics Co., Ltd.	21,513,621	900,886
Samsung Electronics Co., Ltd., nonvoting preferred	596,200	20,344
GoDaddy Inc., Class A1,2	9,948,440	829,600
Nintendo Co., Ltd.	1,888,600	689,151
ServiceNow, Inc.[1]	2,921,675	571,567
Murata Manufacturing Co., Ltd.	3,539,100	544,010
Temenos AG	2,780,219	450,999
Amadeus IT Group SA, Class A, non-registered shares	4,562,000	423,843
Intel Corp.	7,940,200	375,492
Texas Instruments Inc.	3,311,800	355,323
AAC Technologies Holdings Inc.	32,575,710	338,309
Largan Precision Co., Ltd.	2,691,000	320,368
ON Semiconductor Corp.[1]	16,686,900	307,540
Global Payments Inc.	2,282,000	290,727
Trimble Inc.[1]	6,634,000	288,314
VeriSign, Inc.[1]	1,635,600	261,892
Autodesk, Inc.[1]	1,615,000	252,118
Activision Blizzard, Inc.	2,885,500	240,045
SAP SE	1,911,024	235,192
FLIR Systems, Inc.	3,644,000	223,997
Telefonaktiebolaget LM Ericsson, Class B	24,607,559	218,404
Apple Inc.	827,069	186,703
Amphenol Corp., Class A	1,900,000	178,638
Keyence Corp.	237,000	137,628
DXC Technology Co.	1,250,000	116,900
Halma PLC	5,564,540	104,803
PayPal Holdings, Inc.[1]	945,580	83,060
MercadoLibre, Inc.	242,900	82,700
QUALCOMM Inc.	1,010,100	72,757
MediaTek Inc.	8,439,000	68,130
Symantec Corp.	3,073,000	65,393
Renesas Electronics Corp.[1]	8,869,380	55,424
Workday, Inc., Class A1	363,500	53,064
NetApp, Inc.	536,300	46,063
Micro Focus International PLC	2,344,100	43,675
New Perspective Fund — Page 1 of 8

Common stocks Information technology (continued)	Shares	Value (000)
LG Display Co., Ltd.	800,000	$13,775
Spotify Technology SA1	5,700	1,031
		22,099,717
Consumer discretionary 18.23%
Amazon.com, Inc.[1]	2,181,132	4,368,807
Netflix, Inc.[1]	3,341,000	1,249,968
Naspers Ltd., Class N	5,732,042	1,236,958
NIKE, Inc., Class B	10,028,300	849,598
Tesla, Inc.[1,3]	2,618,000	801,108
Booking Holdings Inc.[1]	373,080	740,191
LVMH Moët Hennessy-Louis Vuitton SE	1,760,422	622,584
adidas AG	2,225,170	544,867
Hilton Worldwide Holdings Inc.	5,986,101	483,557
Home Depot, Inc.	2,125,000	440,194
Hermès International	521,240	345,319
Starbucks Corp.	5,565,900	316,366
Kering SA	580,697	311,287
Ctrip.com International, Ltd. (ADR)[1]	7,767,900	288,733
Suzuki Motor Corp.	4,747,400	271,925
Norwegian Cruise Line Holdings Ltd.[1]	4,661,600	267,716
MGM Resorts International	7,890,000	220,210
Burberry Group PLC	7,802,931	204,932
Samsonite International SA	52,248,200	193,553
Hyundai Motor Co.	1,482,122	173,031
Industria de Diseño Textil, SA	5,451,172	165,252
Altice Europe NV, Class A1	58,469,210	157,698
Valeo SA, non-registered shares	3,310,000	143,731
SES SA, Class A (FDR)	5,807,717	127,444
Melco Resorts & Entertainment Ltd. (ADR)	5,953,000	125,906
CBS Corp., Class B	1,908,924	109,668
Wynn Resorts, Ltd.	829,500	105,396
GVC Holdings PLC	8,750,900	104,763
Ryohin Keikaku Co., Ltd.	335,700	99,865
Galaxy Entertainment Group Ltd.	15,745,000	99,860
Restaurant Brands International Inc.	1,624,600	96,306
Altice USA, Inc., Class A	4,640,191	84,173
Newell Brands Inc.	3,061,181	62,142
Nitori Holdings Co., Ltd.	417,100	59,819
YUM! Brands, Inc.	595,000	54,092
Paddy Power Betfair PLC	612,000	52,226
Wynn Macau, Ltd.	14,533,918	33,418
McDonald’s Corp.	177,000	29,610
DENSO Corp.	479,800	25,333
Sodexo SA	201,000	21,316
		15,688,922
Financials 10.39%
JPMorgan Chase & Co.	11,541,200	1,302,309
CME Group Inc., Class A	6,426,400	1,093,838
AIA Group Ltd.	114,189,000	1,019,603
London Stock Exchange Group PLC	10,942,400	654,070
Chubb Ltd.	4,220,800	564,068
Prudential PLC	22,441,922	514,668
Moody’s Corp.	2,989,700	499,878
New Perspective Fund — Page 2 of 8

Common stocks Financials (continued)	Shares	Value (000)
BlackRock, Inc.	913,789	$430,696
DNB ASA	18,600,861	391,387
ICICI Bank Ltd.	32,135,719	135,454
ICICI Bank Ltd. (ADR)	12,430,000	105,531
SVB Financial Group[1]	687,816	213,794
Intercontinental Exchange, Inc.	2,682,000	200,855
State Street Corp.	2,378,836	199,299
Arch Capital Group Ltd.[1]	5,324,850	158,734
Bank of China Ltd., Class H	336,467,000	149,572
Bank of America Corp.	5,012,000	147,653
Svenska Handelsbanken AB, Class A	11,529,917	145,626
Sampo Oyj, Class A	2,265,112	117,294
Société Générale	2,181,000	93,617
Berkshire Hathaway Inc., Class A1	280	89,600
T. Rowe Price Group, Inc.	725,000	79,155
UniCredit SpA	4,349,221	65,464
Oversea-Chinese Banking Corp. Ltd.	7,790,032	65,190
AXA SA	2,215,000	59,535
Morgan Stanley	1,270,500	59,167
Goldman Sachs Group, Inc.	262,326	58,824
BNP Paribas SA	950,000	58,139
Bank of New York Mellon Corp.	1,003,100	51,148
Fairfax Financial Holdings Ltd., subordinate voting (CAD denominated)	93,900	51,015
Hong Kong Exchanges and Clearing Ltd.	1,662,900	47,582
Banco Bilbao Vizcaya Argentaria, SA	5,781,214	36,850
KBC Groep NV	412,849	30,726
Mitsubishi UFJ Financial Group, Inc.	4,871,000	30,400
MetLife, Inc.	403,800	18,866
Brighthouse Financial, Inc.[1]	36,709	1,624
		8,941,231
Health care 9.68%
Intuitive Surgical, Inc.[1]	1,706,500	979,531
Boston Scientific Corp.[1]	22,672,200	872,880
Thermo Fisher Scientific Inc.	2,657,974	648,758
Regeneron Pharmaceuticals, Inc.[1]	1,318,000	532,525
Zoetis Inc., Class A	5,325,000	487,557
AstraZeneca PLC	5,111,202	397,252
Incyte Corp.[1]	5,394,600	372,659
Biogen Inc.[1]	918,500	324,515
Vertex Pharmaceuticals Inc.[1]	1,679,900	323,784
Novo Nordisk A/S, Class B	6,600,133	310,744
Seattle Genetics, Inc.[1]	3,743,903	288,730
IDEXX Laboratories, Inc.[1]	1,017,000	253,904
Novartis AG	2,923,051	251,381
Ultragenyx Pharmaceutical Inc.[1,2]	2,768,288	211,331
Agios Pharmaceuticals, Inc.[1]	2,086,622	160,920
Danaher Corp.	1,446,500	157,177
Merck & Co., Inc.	2,168,800	153,855
HOYA Corp.	2,384,200	141,642
CSL Ltd.	960,000	139,558
Essilor International SA	875,074	129,490
Bluebird Bio, Inc.[1]	871,500	127,239
Hologic, Inc.[1]	3,070,000	125,809
Koninklijke Philips NV	2,673,000	121,765
New Perspective Fund — Page 3 of 8

Common stocks Health care (continued)	Shares	Value (000)
Mylan NV1	3,200,000	$117,120
Johnson & Johnson	820,200	113,327
Eli Lilly and Co.	997,700	107,063
Medtronic PLC	1,007,900	99,147
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,791,766	80,300
Abbott Laboratories	1,040,000	76,294
Roche Holding AG, nonvoting, non-registered shares	288,503	69,892
William Demant Holding A/S1	1,477,695	55,538
Fisher & Paykel Healthcare Corp. Ltd.	5,151,000	51,386
Bayer AG	342,200	30,398
Gilead Sciences, Inc.	193,200	14,917
		8,328,388
Consumer staples 8.17%
Nestlé SA	10,277,488	856,841
Pernod Ricard SA	4,297,502	705,033
Costco Wholesale Corp.	2,288,500	537,523
British American Tobacco PLC	11,049,370	516,231
Coca-Cola Co.	8,966,800	414,177
Walgreens Boots Alliance, Inc.	4,374,400	318,894
Carlsberg A/S, Class B	2,171,929	260,514
KOSÉ Corp.	1,348,500	256,953
Philip Morris International Inc.	3,034,800	247,458
Mondelez International, Inc.	5,612,200	241,100
Coca-Cola European Partners PLC	5,060,479	230,100
L’Oréal SA, bonus shares[3]	686,197	165,476
L’Oréal SA, non-registered shares	197,010	47,509
Uni-Charm Corp.	6,050,000	200,105
Associated British Foods PLC	6,385,959	190,607
Japan Tobacco Inc.	6,718,800	175,391
WH Group Limited	246,334,500	173,383
Shoprite Holdings Ltd.	12,024,238	162,959
Reckitt Benckiser Group PLC	1,691,776	154,707
Asahi Group Holdings, Ltd.	3,567,800	154,651
Danone SA	1,899,982	147,138
Fomento Económico Mexicano, SAB de CV (ADR)	800,000	79,176
Fomento Económico Mexicano, SAB de CV	6,125,000	60,609
Diageo PLC	3,449,522	122,249
Godrej Consumer Products Ltd.	11,431,785	121,217
Alimentation Couche-Tard Inc., Class B	1,744,700	87,272
Coca-Cola HBC AG (CDI)	2,515,322	85,666
Kao Corp.	1,045,000	84,376
PepsiCo, Inc.	748,100	83,638
Unilever NV, depository receipts	1,125,602	62,685
Anheuser-Busch InBev SA/NV	595,000	51,964
Unilever PLC	666,760	36,639
		7,032,241
Industrials 7.79%
Airbus SE, non-registered shares	7,590,039	953,327
Ryanair Holdings PLC (ADR)[1]	5,248,261	504,043
Safran SA	3,361,970	471,142
IDEX Corp.	3,023,500	455,521
ASSA ABLOY AB, Class B	19,442,886	390,831
DSV A/S	3,411,593	310,198
New Perspective Fund — Page 4 of 8

Common stocks Industrials (continued)	Shares	Value (000)
Caterpillar Inc.	1,972,000	$300,710
Equifax Inc.	2,297,900	300,037
Westinghouse Air Brake Technologies Corp. (dba Wabtec Corp.)	2,275,900	238,696
Boeing Co.	609,000	226,487
Deere & Co.	1,387,700	208,613
Eaton Corp. PLC	2,280,100	197,753
Fortive Corp.	2,200,000	185,240
TransDigm Group Inc.[1]	458,950	170,867
Johnson Controls International PLC	4,325,042	151,376
Aggreko PLC[2]	12,908,377	146,746
Hoshizaki Corp.	1,412,335	146,181
FedEx Corp.	600,000	144,474
Aalberts Industries NV, non-registered shares	3,322,000	141,475
Edenred SA	3,619,413	137,962
Northrop Grumman Corp.	389,500	123,616
DP World Ltd.	6,196,231	118,348
PageGroup PLC	15,066,518	112,328
International Consolidated Airlines Group, SA (CDI)	12,955,000	111,478
RELX PLC	4,403,200	92,744
Epiroc AB1	8,172,308	87,571
Lockheed Martin Corp.	188,000	65,041
Deutsche Post AG	1,775,000	63,289
Rheinmetall AG	458,091	47,900
Larsen & Toubro Ltd.	2,525,314	44,316
SMC Corp.	110,900	35,490
General Electric Co.	2,001,685	22,599
		6,706,399
Materials 5.88%
Vale SA, ordinary nominative (ADR)	57,805,119	857,828
Vale SA, ordinary nominative	10,731,155	158,953
Asahi Kasei Corp.	38,649,973	586,111
Praxair, Inc.	3,313,100	532,515
DowDuPont Inc.	7,888,005	507,278
Koninklijke DSM NV	4,355,000	461,343
Sherwin-Williams Co.	786,000	357,795
Shin-Etsu Chemical Co., Ltd.	3,095,300	274,196
Nutrien Ltd. (CAD denominated)	4,155,400	239,933
Chr. Hansen Holding A/S	1,919,776	194,880
LafargeHolcim Ltd.	3,239,694	159,938
Rio Tinto PLC	3,102,000	156,874
Air Liquide SA, non-registered shares	1,081,582	142,279
LANXESS AG	1,325,000	97,042
Linde AG, non-registered shares	370,000	87,507
First Quantum Minerals Ltd.	6,850,000	78,011
Tata Steel Ltd.	6,978,822	55,959
Newcrest Mining Ltd.	3,931,319	55,158
CF Industries Holdings, Inc.	622,500	33,889
Barrick Gold Corp.	2,305,000	25,539
		5,063,028
Energy 4.20%
Enbridge Inc. (CAD denominated)	14,630,552	472,111
Enbridge Inc. (CAD denominated)[4]	2,323,647	74,981
Reliance Industries Ltd.	30,420,000	527,891
New Perspective Fund — Page 5 of 8

Common stocks Energy (continued)	Shares	Value (000)
Royal Dutch Shell PLC, Class B	14,034,700	$491,894
Royal Dutch Shell PLC, Class A (GBP denominated)	411,721	14,149
EOG Resources, Inc.	2,811,900	358,714
Occidental Petroleum Corp.	3,300,300	271,186
Baker Hughes, a GE Co., Class A	7,790,000	263,536
Schlumberger Ltd.	3,732,500	227,384
ConocoPhillips	2,720,000	210,528
Canadian Natural Resources, Ltd. (CAD denominated)	6,438,000	210,338
Halliburton Co.	3,440,700	139,451
Ensco PLC, Class A	12,259,925	103,474
Rosneft Oil Co. PJSC (GDR)	8,340,600	62,621
INPEX CORP.	4,952,600	61,766
Core Laboratories NV	399,500	46,274
Oil Search Ltd.	6,417,335	41,888
Chevron Corp.	305,700	37,381
		3,615,567
Telecommunication services 1.27%
SoftBank Group Corp.	6,231,834	629,107
América Móvil, SAB de CV, Series L (ADR)	19,353,600	310,819
Vodafone Group PLC	52,701,167	112,996
Koninklijke KPN NV	14,222,073	37,516
		1,090,438
Utilities 1.09%
AES Corp.	19,748,800	276,483
Enel SpA	47,756,252	244,634
Sempra Energy	2,024,700	230,309
Ørsted AS	2,800,000	190,201
		941,627
Real estate 0.54%
American Tower Corp. REIT	1,319,800	191,767
CK Asset Holdings Ltd.	14,712,500	110,414
Equinix, Inc. REIT	221,000	95,668
Digital Realty Trust, Inc. REIT	591,900	66,577
		464,426
Miscellaneous 0.80%
Other common stocks in initial period of acquisition		691,902
Total common stocks (cost: $47,753,140,000)		80,663,886
Convertible bonds 0.05% Energy 0.05%	Principal amount (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019[5]	$2,964	11
Cobalt International Energy, Inc., convertible notes, 3.125% 2024[5]	50,413	192
Weatherford International PLC, convertible notes, 5.875% 2021	41,537	39,220
		39,423
Total convertible bonds (cost: $72,218,000)		39,423
New Perspective Fund — Page 6 of 8

Bonds, notes & other debt instruments 0.01% U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%	Principal amount (000)	Value (000)
U.S. Treasury 1.125% 2019	$10,000	$9,950
Total U.S. Treasury bonds & notes		9,950
Total bonds, notes & other debt instruments (cost: $9,954,000)		9,950
Short-term securities 5.93%
Apple Inc. 2.07%–2.16% due 10/5/2018–10/22/2018[4]	120,000	119,891
Australia & New Zealand Banking Group, Ltd. 2.21%–2.25% due 12/17/2018–12/18/2018[4]	123,000	122,372
Bank of Montreal 2.24%–2.36% due 11/7/2018–12/24/2018	175,000	174,351
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.08%–2.23% due 10/23/2018–11/19/2018	162,700	162,258
CAFCO, LLC 2.25% due 11/20/2018[4]	75,000	74,754
Canada Bill 2.12% due 11/26/2018	25,000	24,913
Canada Bills 2.10% due 11/13/2018	125,000	124,660
CPPIB Capital Inc. 2.15% due 11/20/2018	50,000	49,837
DBS Bank Ltd. 2.40% due 1/22/2019[4]	50,000	49,609
ExxonMobil Corp. 2.02% due 10/2/2018	50,000	49,988
Federal Farm Credit Banks 1.80% due 12/18/2018	59,800	59,510
Federal Home Loan Bank 1.91%–2.05% due 10/2/2018–11/21/2018	647,500	646,774
Freddie Mac 1.96% due 10/18/2018	50,000	49,950
Gotham Funding Corp. 2.00% due 10/1/2018[4]	75,000	74,987
IBM Credit LLC 2.07% due 10/10/2018[4]	45,000	44,967
ING (U.S.) Funding LLC 2.35% due 11/8/2018	100,600	100,343
John Deere Capital Corp. 2.02% due 10/12/2018[4]	7,000	6,994
John Deere Financial Ltd. 2.15% due 10/24/2018[4]	37,300	37,241
Mizuho Bank, Ltd. 2.25%–2.28% due 10/18/2018–12/17/2018[4]	250,000	249,185
Nestlé Capital Corp. 2.13% due 11/14/2018[4]	100,000	99,711
Nordea Bank AB 2.25%–2.28% due 12/14/2018–12/19/2018[4]	175,000	174,109
Old Line Funding, LLC 2.00%–2.03% due 10/1/2018–10/9/2018[4]	37,500	37,479
Oversea-Chinese Banking Corp. Ltd. 2.25%–2.35% due 12/7/2018–1/14/2019[4]	152,100	151,123
Province of Alberta 2.22% due 11/1/2018[4]	25,000	24,949
Province of Ontario 2.03%–2.10% due 10/3/2018–11/1/2018	125,000	124,813
Québec (Province of) 2.07%–2.11% due 10/11/2018–11/16/2018[4]	220,300	219,841
Royal Bank of Canada 2.39% due 1/18/2019	100,000	99,241
Starbird Funding Corp. 2.16%–2.28% due 10/29/2018–11/9/2018[4]	105,000	104,761
Sumitomo Mitsui Banking Corp. 2.16%–2.27% due 10/22/2018–11/16/2018[4]	250,000	249,439
Svenska Handelsbanken Inc. 2.22%–2.24% due 11/21/2018–12/12/2018[4]	200,000	199,206
Swedbank AB 2.18%–2.19% due 11/29/2018–12/13/2018	243,600	242,526
Thunder Bay Funding, LLC 2.20% due 11/20/2018[4]	40,000	39,868
Toronto-Dominion Bank 2.29%–2.31% due 12/18/2018–12/24/2018[4]	176,200	175,236
Total Capital Canada Ltd. 2.05%–2.14% due 10/16/2018–11/1/2018[4]	94,000	93,816
Toyota Motor Credit Corp. 2.21% due 11/27/2018	100,000	99,631
U.S. Treasury Bills 1.94%–2.20% due 10/11/2018–1/24/2019	606,300	604,064
Unilever Capital Corp. 2.17% due 10/9/2018[4]	46,000	45,970
Wal-Mart Stores, Inc. 2.04%–2.10% due 10/1/2018–10/23/2018[4]	100,000	99,915
Total short-term securities (cost: $5,109,292,000)		5,108,282
Total investment securities 99.71% (cost: $52,944,604,000)		85,821,541
Other assets less liabilities 0.29%		248,968
Net assets 100.00%		$86,070,509
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
New Perspective Fund — Page 7 of 8

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $966,584,000, which represented 1.12% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,570,404,000, which represented 2.99% of the net assets of the fund.
[5]	Scheduled interest and/or principal payment was not received.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
FDR = Fiduciary Depositary Receipts
GBP = British pounds
GDR = Global Depositary Receipts
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
© 2018 Capital Group. All rights reserved.
MFGEFPX-007-1118O-S66111	New Perspective Fund — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of New Perspective Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of New Perspective Fund (the “Fund”), as of September 30, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 7, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the New Perspective Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the New Perspective Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2018